Stock Restriction Agreement

THIS STOCK RESTRICTION AGREEMENT is made by and among Urbanalien Corporation, a Nevada corporation (hereinafter referred to as the "Corporation") and Richard Griffiths (hereinafter referred to as the "Shareholder"), with respect to all of the issued and outstanding shares of stock of the Corporation presently or hereafter owned by the Shareholder (hereinafter referred to as "Shares"). The Corporation and the Shareholder are sometimes hereinafter collectively referred to as the "Parties".

Duration of agreement

The duration of this agreement shall comply to the Rules and Regulations set out by the SEC as they pertain to Rule 144 of the 1933 Act, as stock held by an affiliate of the Corporation.

Transfer

The Shareholder may transfer his Shares, either by way of pledging his stock or obtaining a loan against his shares provided that the persons or entity that the shareholder is pledging to adheres and acknowledges that the said shares are subject to Rule 144 of the 1933 Act as they apply to an Affiliate of the Corporation and further acknowledge the terms of this Agreement.

Option On Proposed Transfer

Option To Purchase. Prior to a Public market listing and at least ten (10) days prior to a proposed transfer by a Shareholder (hereinafter referred to as the "Offering Shareholder") of any of his Shares (hereinafter referred to as the "Offered Shares"), or any rights or interests therein, the Offering Shareholder shall give written notice of such proposed transfer (hereinafter referred to as the "Notice") to the secretary of the Corporation. The Notice must set forth the number of Shares to be transferred and all other terms and conditions of the proposed transfer, immediately thereafter, the secretary shall cause a combined directors and Shareholder meeting to be called concerning the Offered Shares. The combined meeting shall be called for a date not later than five (5) days from the date of delivery to the Corporation of the Notice. Written notice of the meeting shall be given to all of the directors and Shareholders not later than two (2) days prior to the date set therefor. At the meeting, the Corporation shall have the first option to purchase Offered Shares.

Deceased Shareholder Provision. If the sale is pursuant to the death of a Shareholder, the term "Selling Shareholder" shall mean and include the following as they are understood in Nevada law: (a) the duly appointed and qualified executor, executrix, or administrator, of the estate of a deceased
Shareholder; (b) the surviving joint tenant of a deceased Shareholder where Shares of the Corporation are owned by a deceased Shareholder and a person who is not active in the business or the Corporation as joint tenants; (c) the trustee or successor trustee of a trust holding the Shares as a trust asset; and (d) any other person who may, because of the community property or other law of the jurisdiction, acquire without formal probate proceedings any right, title or interest in or to the Shares of a deceased Shareholder by reason of the death of a deceased Shareholder. The estate of a deceased Shareholder shall pay, indemnify and save the purchasing parties harmless from all costs and expenses required to enable the estate of the deceased Shareholder to transfer U1, legal and equitable tax-free title to the Shares of the deceased Shareholder.

Purchase Price [Annual Agreement or arbitration]

The purchase price per Share to be sold under the provisions of this Agreement, shall be the book value per Share as of the close of business on the last day of the calendar month preceding the date of the event causing the purchase and sale, and in any event shall not be less than $0.12 USD per share. In the event that the Corporation's shares shall be listed for sale on a "stock exchange", the purchase price per share shall be the equal to the average price of the shares sold over a period of 10 days prior to the Notice of Sale. The book value shall be determined from the books of account as of that date by the independent public accountant(s) regularly engaged of the Corporation on that date. The determination of the accountant(s) shall be conclusive and binding, and made in accordance with accounting principles applied on a basis consistent with those previously applied by the Corporation.

The Corporation's "book value" shall mean the difference between the total assets and the total liabilities of the Corporation as so determined. The book value per Share shall be determined by dividing the book value of the Corporation by the number of Shares outstanding on the date as of which the book value is determined.

Notices

All notices required to be given hereunder shall be given by personally delivering such notice or by mailing it, via
Certified mail, to the secretary of the Corporation and to the Shareholder at the following addresses:

Anila Ladha-5180 Orbitor Drive, Mississauga, Ontario L4W 5L9
Richard Griffiths-90 Sumach Street, Apartment 405, Toronto,
Ontario, M5A 4R4

The above addresses may only be changed by giving written notice of such change of address, via certified mail, to all of the other Parties.


Restrictions On Certificates

The   Corporation  and  the  Shareholder   agree   that   all
certificates representing all Shares of the Corporation which at any time are subject to the provisions of this Agreement shall have endorsed upon them the following legend:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to rule 144 under the Securities Act of 1933".

Under no circumstances shall any sale or other transfer of any Shares subject hereto be valid until the proposed transferee thereof shall have executed and become a party to this Agreement and thereby shall have become subject to all of the provisions hereof.


Severability

In the event that any of the provisions, or portions thereof, or this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.


Governing Law

This Agreement has been executed in and shall be governed by the laws of the State of Nevada.

Inurement

Subject to the restrictions against transfer or &, assignment as herein contained, the provisions of this Agreement shall inure to the benefit of and shall be binding upon the assigns, successors-in-interest, personal representatives, estates, heirs and legatees of each of the Parties.

Entire Agreement

This Agreement contains the entire understanding between the Parties concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between or among the Parties, relating to the subject matter of this Agreement, which are not fully expressed herein.

Option And Mandatory Purchase. In the event of the death or permanent disability of the Shareholder, the Corporation shall have the option to purchase the Shares of the deceased or disabled Shareholder in the manner and on the terms and conditions provided herein. Subject to the conditions herein, if the Corporation does not elect to purchase all of such Shares, the Remaining Shareholders shall purchase all Shares not so purchased by the Corporation, on the terms and conditions provided herein.

Procedure. In the event of the death of the Shareholder, the executor of administrator of such deceased Shareholder shall promptly give written notice of such death to the secretary of the Corporation. In the event of permanent disability, the disabled Shareholder shall give written notice to the secretary of the Corporation and the Remaining Shareholders. The sale shall be effective on the six month anniversary of the disability.

Upon receipt of notice of death or disability hereunder, the secretary shall cause a meeting to be called to afford the Corporation the opportunity to exercise its option to purchase the Shares of the deceased or disabled Shareholder. The meeting shall be called for a date not later than fifteen
(15) days from the date of delivery to the Corporation of the notice of death or disability, and written notice of the meeting shall be given to all of the directors and Shareholders not later than ten (10) days prior to the date set therefor. At the meeting, the Corporation shall have the first option to purchase all or any portion of the Shares of the deceased or disabled Shareholder. Al sales under this paragraph shall be for the purchase price and paid on the terms and conditions set forth in the paragraphs below. The failure of the disabled Shareholder or the representative of a deceased Shareholder to give the notices required hereunder shall not affect the rights of the Corporation.


Independent Legal Advice

The Shareholder acknowledges that he has had the opportunity to seek independent legal advice with respect to this agreement.



IN WITNESS WHEREOF, the Parties have executed this Stock
Restriction Agreement on
April 23, 2002.


Urbanalien Corporation


By:
   --------------------------------           ------------
     Secretary of the Corporation                 Date


Witness:
        ---------------------------





By:
   ------------------------------------       ------------
       Shareholder - Richard Griffiths            Date


Witness:
        ------------------------------